                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                  June 1, 2004
                         --------------------------------
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-14182                   25-1771145
--------------------------         --------------           -------------------
(State of incorporation)            (Commission                (IRS Employer
                                    File Number)            Identification No.)

     440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA                     17201
------------------------------------------------------         ------------
     (Address of principal executive office)                   (Zip Code)


                                  717-264-7161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                    No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

On June 1, 2004, the Company issued a press release announcing the closure of its manufacturing facility in Trenton, Tennessee.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   Not applicable
   (b)   Not applicable
   (c)   Exhibits

   Exhibit 99.1 Press Release of the Company regarding the closure of its manufacturing facility in Trenton, Tennessee.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION


By /s/ Joseph C. Horvath
--------------------------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date:   June 7, 2004

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

   99.1           Press Release of the Company, dated June 1, 2004